FOR IMMEDIATE RELEASE	CONTACTS: Mike McMahon
Redwood Trust, Inc.	(415) 384-3805
Wednesday, November 4, 2009
Martin S. Hughes
(415) 389-7373

REDWOOD TRUST REPORTS THIRD QUARTER 2009 RESULTS

MILL VALLEY, CA – November 4, 2009 – Redwood Trust, Inc. (NYSE:RWT) today reported net income for the third quarter of 2009 of $27 million, or $0.35 per share. This compares to net income of $7 million, or $0.10 per share, for the second quarter of 2009, and a net loss of $111 million, or $3.34 per share, for the third quarter of 2008.

Redwood estimated that it incurred a taxable loss of $23 million, or $0.30 per share, during the third quarter of 2009.  This compares to an estimated taxable loss of $12 million, or $0.16 per share, for the second quarter of 2009, and estimated taxable income of $2 million, or $0.07 per share, for the third quarter of 2008.

Key metrics for the third quarter are highlighted below:

•
Investment cash flow increased to $78 million, up from $64 million in the second quarter of 2009, and business cash flow after operating and interest expenses increased to $68 million, compared to $55 million in the prior quarter;

•
GAAP book value at the end of the third quarter was $11.68 per share, an increase of $1.33 or 13% from the end of the second quarter, and management’s estimate of economic value increased to $12.28 per share, up $0.98 or 9% from the end of the prior quarter; and

•	During the third quarter, we acquired $246 million of predominately senior securities, sold $74 million of securities, and ended the quarter with $217 million of cash.

Please see the tables that follow for reconciliations between GAAP and non-GAAP metrics.   Additional information on Redwood’s business and financial results and on non-GAAP metrics is available in its Quarterly Report on Form 10-Q for the three months ended September 30, 2009 which was filed today with the Securities and Exchange Commission.  The Form 10-Q is available on Redwood’s website at www.redwoodtrust.com.

The accounting concepts and disclosures relating to our financial statements are complex. Today, the company also released the Redwood Review covering the third quarter of 2009. The Redwood Review is an additional publication that provides information about the company. The Redwood Review is available on the company’s website at www.redwoodtrust.com.

Cautionary Statement:  This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan” and similar expressions or their negative forms, or by references to strategy, plans, or intentions. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2008, and in our Quarterly Report on Form 10-Q for the three months ended June 30, 2009, in each case under the caption under the caption “Risk Factors.” Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected are described below and may be described from time to time in reports we file with the Securities and Exchange Commission (SEC), including reports on Forms 10-Q and 8-K. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Important factors, among others, that may affect our actual results include: changes in interest rates; changes in mortgage prepayment rates; the timing of credit losses within our portfolio; our exposure to adjustable-rate and negative amortization mortgage loans; the state of the credit markets and other general economic conditions, particularly as they affect the price of earning assets and the credit status of borrowers; the concentration of the credit risks we are exposed to; the ability of counterparties to satisfy their obligations to us; legislative and regulatory actions affecting the mortgage industry or our business; the availability of high quality assets for purchase at attractive prices; declines in home prices and commercial real estate prices; increases in mortgage payment delinquencies; changes in the level of liquidity in the capital markets which may adversely affect our ability to finance our real estate asset portfolio; changes in liquidity in the market for real estate securities, the re-pricing of credit risk in the capital markets, inaccurate ratings of securities by rating agencies, rating agency downgrades of securities, and increases in the supply of real estate securities available-for-sale, each of which may adversely affect the values of securities we own; the extent of changes in the values of securities we own and the impact of adjustments reflecting those changes on our income statement and balance sheet, including our stockholders’ equity; our ability to maintain the positive stockholders’ equity necessary to enable us to pay the dividends required to maintain our status as a real estate investment trust for tax purposes; our ability to generate the amount of cash flow we expect from our investment portfolio; changes in our investment, financing, and hedging strategies and the new risks that those changes may expose us to; changes in the competitive landscape within our industry, including changes that may affect our ability to retain or attract personnel; our failure to manage various operational risks associated with our business; our failure to maintain appropriate internal controls over financial reporting; our failure to properly administer and manage our securitization entities; risks we may be exposed to if we expand our business activities, such as risks relating to significantly increasing our direct holdings of loans; limitations imposed on our business due to our REIT status and our status as exempt from registration under the Investment Company Act of 1940; our ability to successfully invest our cash available for investment and raise additional capital to fund our investing activity; and other factors not presently identified.

REDWOOD TRUST, INC.

Consolidated Income Statement	Third	Second	First	Fourth	Third
($ in millions, except share data)	Quarter	Quarter	Quarter	Quarter	Quarter
	2009	2009	2009	2008	2008

Interest income	$70	$74	$82	$123	$131
Interest expense	(25)	(39)	(47)	(99)	(92)
Net interest income	45	35	35	24	39
Provision for loan losses	(10)	(15)	(16)	(19)	(18)
Market valuation adjustments, net	(11)	(29)	(43)	(111)	(127)
Net interest income (loss) after provision and	24	(9)	(24)	(106)	(106)
market valuation adjustments
Operating expenses	(15)	(11)	(11)	(14)	(17)
Realized gains, net	18	26	-	6	-
Benefit from (provision for) income taxes	-	1	-	(4)	10
Net income (loss)	27	7	(35)	(118)	(113)
Less: Net (loss) income attributable to noncontrolling interest	-	-	-	(2)	(2)
GAAP net income (loss)	$27	$7	$(35)	$(116)	$(111)

Average diluted shares (thousands)	78,223	66,446	53,632	33,366	33,334
Diluted earnings (loss) per share	$0.35	$0.10	$(0.65)	$(3.46)	$(3.34)
Regular dividends declared per common share	$0.25	$0.25	$0.25	$0.75	$0.75

REDWOOD TRUST, INC.

Consolidated Income Statement	Nine Months Ended
($ in millions, except share data)	September 30,
	2009	2008

Interest income	$226	$444
Interest expense	(112)	(317)
Net interest income	114	127
Provision for loan losses	(41)	(36)
Market valuation adjustments, net	(83)	(382)
Net interest loss after provision and	(10)	(291)
market valuation adjustments
Operating expenses	(36)	(48)
Realized gains, net	44	3
Benefit from (provision for) income taxes	1	7
Net loss	(1)	(329)
Less: Net (loss) income attributable to noncontrolling interest	-	-
GAAP net loss	$(1)	$(329)

Average diluted shares (thousands)	65,363	32,907
Diluted earnings (loss) per share	$(0.02)	$(9.99)
Regular dividends declared per common share	$0.75	$2.25

REDWOOD TRUST, INC.

Consolidated Balance Sheet	30-Sep	30-Jun	31-Mar	31-Dec	30-Sep
($ in millions, except share data)	2009	2009	2009	2008	2008

Real estate loans	$3,831	$3,966	$4,541	$4,659	$6,101
Real estate securities, at fair value:
Trading securities	275	253	264	340	574
Available-for-sale securities	787	551	255	233	288
Other investments	29	47	62	78	79
Cash and cash equivalents	217	337	333	126	177
Other assets	146	131	126	146	155
Total Assets	$5,285	$5,285	$5,581	$5,582	$7,374

Short-term debt	$-	$-	$-	$-	$7
Other liabilities	203	185	198	252	167
Asset-backed securities issued - Sequoia	3,728	3,843	4,418	4,508	5,930
Asset-backed securities issued - Acacia	288	287	291	347	673
Long-term debt	140	150	150	150	150
Total liabilities	4,359	4,465	5,057	5,257	6,927

Stockholders’ equity	907	802	506	302	412
Noncontrolling interest	19	18	18	23	35
Total equity	926	820	524	325	447

Total Liabilities and Equity	$5,285	$5,285	$5,581	$5,582	$7,374

Shares outstanding at period end (thousands)	77,669	77,503	60,228	33,471	33,238
GAAP book value per share	$11.68	$10.35	$8.40	$9.02	$12.40

REDWOOD TRUST, INC.

Consolidating Income Statement
Three Months Ended September 30, 2009
($ in millions)
		The	Securitization	Intercompany	Redwood
	Redwood	Fund	Entities	Adjustments	Consolidated

Interest income	$21	$-	$43	$-	$64
Net discount (premium) amortization	8	2	(4)	-	6
Total interest income	29	2	39	-	70
Management fees	1	-	-	(1)	-
Interest expense	(1)	-	(24)	-	(25)
Net interest income	29	2	15	(1)	45
Provision for loan losses	-	-	(10)	-	(10)
Market valuation adjustments, net	(8)	(1)	(2)	-	(11)
Net interest income after provision	21	1	3	(1)	24
and market valuation adjustments
Operating expenses	(15)	(1)	-	1	(15)
Realized gains, net	18	-	-	-	18
Income from the Fund and Securitization Entities	3	-	-	(3)	-
Noncontrolling interest	-	-	-	-	-
Benefit from (provision for) income taxes	-	-	-	-	-
Net income	$27	$-	$3	$(3)	$27

Consolidating Income Statement
Nine Months Ended September 30, 2009
($ in millions)
		The	Securitization	Intercompany	Redwood
	Redwood	Fund	Entities	Adjustments	Consolidated

Interest income	$65	$-	$155	$-	$220
Net discount (premium) amortization	7	7	(8)	-	6
Total interest income	72	7	147	-	226
Management fees	3	-	-	(3)	-
Interest expense	(5)	-	(109)	2	(112)
Net interest income	70	7	38	(1)	114
Provision for loan losses	-	-	(41)	-	(41)
Market valuation adjustments, net	(66)	(6)	(11)	-	(83)
Net interest (loss) income after provision	4	1	(14)	(1)	(10)
and market valuation adjustments
Operating expenses	(36)	(1)	-	1	(36)
Realized gains, net	25	-	19	-	44
Income from the Fund and Securitization Entities	5	-	-	(5)	-
Noncontrolling interest	-	-	-	-	-
Benefit from (provision for) income taxes	1	-	-	-	1
Net (loss) income	$(1)	$-	$5	$(5)	$(1)

REDWOOD TRUST, INC.

Consolidating Balance Sheet
September 30, 2009
($ in millions)
		The	Securitization	Intercompany	Redwood
	Redwood	Fund	Entities	Adjustments	Consolidated

Real estate loans	$3	$-	$3,828	$-	$3,831
Real estate securities, at fair value:
Trading securities	5	-	270	-	275
Available-for-sale securities	746	41	-	-	787
Other investments	-	-	29	-	29
Cash and cash equivalents	217	-	-	-	217
Investment in the Fund	24	-	-	(24)	-
Investment in Securitization Entities	78	-	-	(78)	-
Total earning assets	1,073	41	4,127	(102)	5,139
Other assets	24	4	118	-	146
Total Assets	$1,097	$45	$4,245	$(102)	$5,285

Short-term debt	$-	$-	$-	$-	$-
Other liabilities	50	2	151	-	203
Asset-backed securities issued	-	-	4,016	-	4,016
Long-term debt	140	-	-	-	140
Total liabilities	190	2	4,167	-	4,359

Stockholders’ equity	907	24	78	(102)	907
Noncontrolling interest	-	19	-	-	19
Total equity	907	43	78	(102)	926

Total Liabilities and Equity	$1,097	$45	$4,245	$(102)	$5,285

REDWOOD TRUST, INC.

GAAP and Taxable (Loss) Income Differences	Third	Second	First	Fourth	Third
($ in millions, except share data)	Quarter	Quarter	Quarter	Quarter	Quarter
	2009	2009	2009	2008	2008

GAAP net income (loss)	$27	$7	$(35)	$(116)	$(111)
Difference in taxable (loss) income calculations
Amortization and credit losses	(48)	(23)	(22)	(5)	(7)
Operating expenses	(2)	1	-	(1)	3
Realized gains, net	(11)	(25)	-	(6)	-
Market valuation adjustments, net	11	29	43	111	127
Provision for income taxes	-	(1)	-	4	(10)
Total differences in GAAP and taxable (loss) income	(50)	(19)	21	103	113

Taxable (loss) income	$(23)	$(12)	$(14)	$(13)	$2

Taxable (loss) income per share	$(0.30)	$(0.16)	$(0.22)	$(0.38)	$0.07

REDWOOD TRUST, INC.

GAAP and Taxable (Loss) Income Differences	Nine Months Ending
($ in millions, except share data)	September 30,
	2009	2008

GAAP net loss	$(1)	$(329)
Difference in taxable (loss) income calculations
Amortization and credit losses	(93)	(16)
Operating expenses	-	5
Realized gains, net	(37)	(3)
Market valuation adjustments, net	83	382
Provision for income taxes	(1)	(7)
Total differences in GAAP and taxable (loss) income	(48)	361

Taxable (loss) income	$(49)	$32

Taxable (loss) income per share	$(0.68)	$0.97

REDWOOD TRUST, INC.

Book Value Per Share and Non-GAAP Estimate of Economic Value Per Share

	September 30, 2009
(In Millions, Except per Share Data)	GAAP Book Value	Adjustments			Management's Estimate of Economic Value
Cash and cash equivalents	$217	$			$217
Real estate securities at Redwood
Residential	732				732
Commercial	17				17
CDO	2				2
Subtotal real estate securities	751				751
Investments in the Fund	24				24
Investments in Sequoia	76		(29	)(a)	47
Investments in Acacia (b)	2				2
Total cash, securities and investments	1,070				824
Long-term debt	(140)		76	(c)	(64)
Other assets/liabilities, net (d)	(23)				(23)
Stockholders' Equity	$907				$954
			-
Book Value Per Share	$11.68				$12.28

(a) Our Sequoia investments consist predominately of AAA-rated interest-only securities issued by Sequoia, and to a smaller extent, senior and subordinate securities. We calculated the $47 million estimate of economic value for these securities using the same valuation process that we follow to fair value our other real estate securities. In contrast, the $76 million of GAAP carrying value of these investments represents the difference between the assets and liabilities owned by the Sequoia entities.

(b) The fair value of our investments in Acacia was $2 million and the GAAP carrying value was $2 million. These investments consist of equity interests and securities in the Acacia CDO entities we sponsor, which have minimal value, as well as management fees. We valued the management fees at $2 million, which equals our projected management fees discounted at a 45% rate.

 (c) At September 30, 2009, we had $140 million of long-term debt outstanding at an interest rate of LIBOR plus 225 basis points due in 2037. We calculated the $64 million estimate of economic value of this debt using the same valuation process used to fair value our other financial assets and liabilities.

(d) Other assets/liabilities, net are comprised of $2 million of real estate loans, $7 million of accrued interest receivable, and $17 million of other assets, less dividends payable of $19 million and accrued interest and other liabilities of $30 million.

REDWOOD TRUST, INC.

Sources and Uses of Cash*

Three Months Ended
(In Millions)	September 30, 2009
Beginning Cash Balance at 6/30/09	$337
Business cash flows:
Cash flow from investments	78
Asset management fees	1
Operating expenses	(10)
Interest expense on long-term debt	(1)
Total Business Cash Flows	68
Other sources and uses:
Proceeds from asset sales	74
Proceeds from equity issuance	-
Changes in working capital	6
Acquisitions	(246)
Repurchase of long-term debt	(3)
Dividends paid	(19)
Total Other Uses	(188)

Net Uses of Cash	(120)
Ending Cash Balance at 9/30/09	$217

*The sources and uses of cash in the table below are derived from our GAAP Consolidated Statements of Cash Flows by aggregating and netting cash flows in a manner consistent with the way management analyzes them. This table excludes the gross cash flows generated by our Sequoia and Acacia securitization entities and the Fund (cash flows that are not available to Redwood), but does include the cash flows distributed to Redwood as a result of our investments in these entities. The beginning and ending cash balances presented in the table below are GAAP amounts.